The UBS Funds	Prospectus Supplement

The UBS Funds
UBS U.S. Large Cap Equity Fund
UBS U.S. Small Cap Growth Fund
Prospectus Supplement

July 23, 2014

Dear Investor,

The purpose of this supplement is to update the Prospectus of the UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund series (each, a “Fund”) of The UBS Funds dated October 28, 2013, as supplemented, as follows:

1.           The UBS U.S. Large Cap Equity Fund’s investment strategy is updated as follows:

The second and third sentences of the first paragraph under the heading “Principal strategies” and the sub-heading “Principal investments” on page 22 of the Prospectus are deleted in their entirety and replaced by the following:

The Fund defines large capitalization companies as those companies within the range of the largest and smallest company in the Russell 1000 Index at the time of purchase.  The Fund may invest up to 20% of its net assets in the securities of U.S. companies that have market capitalizations outside the range of the Russell 1000 Index and/or the securities of foreign companies in developed countries.

In addition, the second, third and fourth sentences of the first paragraph under the heading “More information about the funds—UBS U.S. Large Cap Equity Fund” and the sub-heading “Principal investment strategies” on page 45 of the Prospectus are deleted in their entirety and replaced by the following:

The Fund defines large capitalization companies as those companies within the range of the largest and smallest company of the Russell 1000 Index at the time of purchase.  If movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security. The Fund may invest up to 20% of its net assets in the securities of U.S. companies that have market capitalizations outside the range of the Russell 1000 Index and/or the securities of foreign companies in developed countries.

2.           The UBS U.S. Small Cap Growth Fund’s investment strategy is updated as follows:

The second sentence of the first paragraph under the heading “Principal strategies” and the sub-heading “Principal investments” on page 26 of the Prospectus is deleted in its entirety and replaced by the following:

Small capitalization companies are those companies within the range of the largest and smallest company in the Russell 2000 Index at the time of purchase.

In addition, the second sentence of the first paragraph under the heading “More information about the funds—UBS U.S. Small Cap Growth Fund” and the sub-heading “Principal investment strategies” on page 48 of the Prospectus is deleted in its entirety and replaced by the following:

Small capitalization companies are those companies within the range of the largest and smallest company in the Russell 2000 Index at the time of purchase.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-681